HERITAGE EQUITY FUNDS

                                FEBRUARY 7, 2000

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 3, 2000


        The following paragraph replaces the paragraph on page 20 under the "Industry Classifications" section of the Statement of Additional Information:

               For purposes of determining industry classifications, each fund relies upon classifications contained in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND
        EXCHANGE COMMISSION, except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified as one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals).